UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 36th Floor

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 16, 2015, the Circuit Court for Baltimore City, Maryland preliminarily approved the terms of a proposed settlement entered into by Two Harbors Investment Corp. (“Company”), certain members of the Company’s Board of Directors, and the plaintiff in the case captioned Orlando v. Two Harbors Investment Corp., et al., Case No. 24-C-15-001765. The settlement remains subject final approval by the Circuit Court.

As required by the terms of the proposed settlement, the Company hereby provides, as Exhibit 99.1 to this Current Report on Form 8-K, the Notice of Pendency of Class Action, Proposed Settlement and Settlement Hearing (“Notice”). A copy of the Notice is also available on the “Investor Relations” section of the Company’s website.

Item 9.01                 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Notice of Pendency of Class Action, Proposed Settlement and Settlement Hearing.*

*            Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2015	TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel